UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 25, 2008
PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
     On November 26, 2008, PHH Corporation (“PHH”, “Company”, “we” or “our”) issued a press release announcing that Chesapeake Funding LLC (“Chesapeake”), our wholly-owned subsidiary, obtained an agreement dated November 25, 2008 (the “Agreement”) among JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent, certain commercial paper conduit purchasers, certain banks and certain funding agents as set forth therein (collectively, “Lenders”), and The Bank of New York as successor to JPMorgan, as indenture trustee, extending the scheduled expiry date from November 28, 2008 to December 8, 2008 of the Series 2006-2 Indenture Supplement (as amended from time to time, the “Series 2006-2 Supplement”) to the Base Indenture, dated as of March 7, 2006 among Chesapeake, as issuer, PHH Vehicle Management Services LLC, as administrator, JPMorgan, as administrative agent, the Lenders, and The Bank of New York as successor to JPMorgan, as indenture trustee.  All other terms and covenants of the Series 2006-2 Supplement remain unchanged.  The Series 2006-2 notes have a committed capacity of $1.0 billion.
     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference. In addition, the full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 2.03   Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.
Item 7.01   Regulation FD Disclosure.
     On November 26, 2008 the Company issued a press release announcing that on December 2, 2008, Terence W. Edwards, president and chief executive officer of PHH and PHH Mortgage, Sandra Bell, executive vice president and chief financial officer of PHH, and George Kilroy, president and chief executive officer of PHH Arval will make a presentation to investors at the Friedman, Billings, Ramsey & Co. Fall Investor Conference at approximately 10:45 a.m. EST at the Grand Hyatt Hotel in New York City.
     A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K. The information disclosed in this report, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.
Item 8.01   Other Events.
     On November 26, 2008, PHH filed a universal shelf registration statement with the Securities and Exchange Commission (the “SEC”). The shelf registration statement, when declared effective by the SEC, will allow us to raise up to $2.0 billion through sales of securities, which may consist of debt securities, common stock, preferred stock or warrants, or any combination of the foregoing, either individually or as units consisting of one or more securities, in one or more offerings in the future. The terms and prices of the specific securities being sold will be determined at the time of the offering of those securities and included in a prospectus supplement to be filed with the SEC related to that offering. When and if we utilize the new shelf registration statement to issue any securities, we intend to use the net proceeds from the sale of any such securities for general corporate purposes, which may include the repayment or refinancing of indebtedness (including, without limitation, the refinancing of our term indebtedness or the repayment of some or all of our borrowings under our revolver) or the acquisition of complementary products or companies.

     After it becomes effective, the shelf registration statement will replace our existing shelf registration statement originally filed with the SEC in September 2000. The September 2000 shelf registration statement had $874 million of remaining availability and would have expired on December 1, 2008 under the SEC’s rules. While we have no current plans to raise additional capital under the new shelf registration statement, once effective, the shelf registration statement will provide us the opportunity to access the public capital markets should the need and opportunity arise.
     A registration statement relating to the securities described therein has been filed with the SEC, but has not yet become effective. These securities may not be sold, nor may offers to buy such securities be accepted, prior to the time that the registration statement becomes effective. The information contained in this Form 8-K, including the exhibits hereto, do not constitute an offer to sell or the solicitation of an offer to buy securities. Any offer of the securities listed in the shelf registration statement will be made solely by means of the prospectus included in the registration statement and the prospectus supplement relating to that offering.
Item 9.01.   Financial Statements and Exhibits.
(d)   Exhibits
10.1	Agreement dated November 25, 2008 among JPMorgan Chase Bank, National Association, as administrative agent, certain commercial paper conduit purchasers, certain banks and certain funding agents as set forth therein, and The Bank of New York as successor to JPMorgan, as indenture trustee

99.1	Press Release dated November 26, 2008 announcing Continued Negotiations of Chesapeake Funding Program.

99.2	Press Release dated November 26, 2008 announcing PHH Corporation to Present at FBR Conference.*

*	Exhibit 99.2 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.
Forward-Looking Statements
     This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Examples of forward-looking statements in this Form 8-K include (i) our statement regarding our intentions regarding our use of the net proceeds from the sale of securities under the new shelf registration statement, and (ii) our statement that we have no current plans to raise additional capital under the registration statement.
     You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007 and in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By:	/s/ William F. Brown
Name:	William F. Brown
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: November 26, 2008